Exhibit 10.22.3

	1. Contract Number	Page of Pages
AMENDMENT OF SOI.ICITATION/MODIFICATION OF CONTRACT	POHC-2002-D-0003	1	2

2.	Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5.	Project No. (If applicable)
	M0014	AUGUST 1, 2004	* SEE BLOCK 12 BELOW

6. issued By	Code	7. Administered By (if other than line 6)

Office of Contracting and Procurement		Department of Health, Office of Managed Care
Department of Health Bureau		Medical Assistance Administration
441 4th Street, NW., Suite 700 South		825 North Capitol Street, N.E.
Washington, DC 20001		Attention: Ms. Maude Holt
Telephone: (202) 442-9074

8. Name and Address of Contractor (No, Street, city, country, state and ZIP Code)		(X)	9A. Amendment of Solicitation No.

AMERIGROUP DISTRICT OF COLUMBIA			9B. Dated (See Item 11)
750’1 ST STREET, N.E, SUITE 1120
WASHINGTON, DC 20004		x	10A. Modification of Contract/Order No.
ATTN: MS. JANE THOMPSON			POHC-2002-D-0003
TELEPHONE NO: (202) 216-4900			10B. Dated (See Item 13)
Code	Facility		AUGUST 1, 2002

11. THS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such Change maybe made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	Accounting and Appropriation Data (If Required)

*	CFO CERTIFICATION LETTER DATED JUNE 03, 2004

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS / ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X)	A. This change order Is issued pursuant to: (Specify Authority)
The changes set forth In Item 14 are made in the contract/order no. in item 10A.
B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth In item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.
C. This supplemental agreement is entered into pursuant to authority of:
DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties
x	D. Other (Specify type of modification and authority)
IN ACCORDANCE TO DCMN CHAPTER 36, SECTION 3601.2 (C) OPTION

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14.	Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

1.	THE DISTRICT HEREBY EXERCISES ITS OPTION TO RENEW THIS CONTRACT IN ACCORDANCE TO SECTION F 1.2, TERM OF CONTRACT FOR THE PERIOD OF AUGUST 1, 2004 THROUGH JULY 31, 2005. THE TOTAL PRICE FOR THIS OPTION IS $ 87,124,011.28

2.	A LIST OF RATES INCREASE FOR TREND EFFECTIVE FROM CONTRACT PERIOD AUGUST 1, 2004 THROUGH JULY 31, 2005 IS LISTED ON PAGE 2 OF THIS MODIFICATION.

3.	INCORPORATE THE DEPARTMENT OF LABOR WAGE DETERMINATION NO. 1994-2103, REVISION NO. 32, DATED 05/27/2004.

ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed. remains unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)	16A. Name of Contracting Officer
Jane E. Thompson CEO	ESTHER M. SCARBOROUGH

15B. Name of Contractor	15C. Date Signed	16B. District of Columbia	‘16C. Date Signed

AMERIGROUP District of Columbia
/s/ Jane E. Thompson	6/22/04/O
(Signature of person authorized to sign)		(Signature of Contracting Officer)

* Government of the District of Columbia	‘`r’j’’ Office of Contracting & Procurement	DC OCP 202 (7-99)

Amerigroup Health Plan.
DCHFP Rates August 2004 to July 2006

B.6.2 Supplies/Services

CONTRACT NO: POHC-2002•D-00033

LINE		Annualized
ITEM		January-March
NUMBER	SQPPTTRC/SERVICES	2004 MMs	TOTAL PMPM*
0001	DC HEALTHY FAMILIES PROGRAM (DCHFP)
0001AA	Infants Under 1 year of ago (months 2 through 12)	18,324	310.33
	Delivery month (projected delivery)	1,140	$6,257.93
	Birth Month (actual month of birth)	1,160	$5,192.71
0001AB	Children of 1 year of age through 12 years of age	216,632	$108.85
000]AC	Females ages 13 through 18 years	39,000	$158.49
0001AD	Males ages 13 through 18 years of age	33,920	144.57
0001AE	Females ages 19 through 36 years of age	83,316	$201.08
000IAF	Males ages 19 through 36 years of age	9,832	$142.49
0001AG	Females 37 years of ages and older	38,584	$346.34
0001AM	Males 37 years of age and older	8,560	244.94

	Estimated Total Dollars based on Annualized MMs	448,168	$87,124,011.28
	*PMPM = per member per month		$194.40
	OR DISTRCT USE ONLY

LINE	AGY	YR	Index	PCA	OBJ	AOB	Grant	Proj	AG1	AG2	AG3
								.1	PH	PH